CORPORATE AND SUBSIDIARY BORROWINGS	12 Months Ended
Dec. 31, 2022
Disclosure of financial liabilities [abstract]
CORPORATE AND SUBSIDIARY BORROWINGS	CORPORATE AND SUBSIDIARY BORROWINGS
The company and its subsidiaries have bilateral revolving credit facilities backed by third-party financial institutions. The total available amount on the credit facilities is $500 million. The credit facilities bear interest at the specified SOFR, CDOR, or bankers’ acceptance rate plus a spread and have a maturity date of June 2027. As at December 31, 2022, $356 million was drawn on the bilateral credit facilities.
The company has a $1.0 billion 364-day revolving credit facility for the purpose of temporarily warehousing investments that will ultimately be transferred into our insurance investment portfolios in the near term. The facility borrowings are secured by the underlying investments related to the credit facility drawings. As at December 31, 2022, the facility had $804 million outstanding.
In April 2022, the company entered into a $1.0 billion 364-day secured facility. As at December 31, 2022, the facility was fully drawn.
The facilities require the company to maintain a minimum net worth covenant. As at December 31, 2022, the company was in compliance with its financial covenants.
The company also has a revolving credit facility with Brookfield that, as at December 31, 2022, permitted borrowings of up to $400 million. As at December 31, 2022, there were no amounts drawn on the facility.
Subsidiary borrowings of $1.5 billion relate to debt issued at American National. $1.0 billion matures in 2027 and the remaining $500 million matures in 2032.